                                  Exhibit 10.22





                                    AMENDMENT NO. 2 dated as of May 30, 2001 to the Credit, Security, Guaranty and Pledge Agreement dated as of September 25, 2000 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the "Borrowers"), the Guarantors named therein, the Lenders referred to therein, The Chase Manhattan Bank, as Administrative Agent and as Issuing Bank for the Lenders (the "Agent"), National Bank of Canada as Canadian Facility Agent and Dresdner Bank AG as Syndication Agent (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

     The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) Section 6.4 of the Credit Agreement is hereby amended by adding the following clause (xv) at the end thereof:

     "(xv) Investments in Christal Films Distribution Inc. and Christal Films Productions Inc. in an amount not to exceed U.S. $2,500,000 in the aggregate."

     (B) Section 6.7(a) of the Credit Agreement is hereby amended by inserting the following clause (vi) at the end thereof:

          "and (vi) sales of Product to Christal Films Distribution Inc. which have been produced using subsidies provided by Telefilm Canada, provided that the value of such Product does not exceed $1,000,000 in the aggregate."


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

     (C) Section 6.15 of the Credit Agreement is hereby amended in its entirety to read as follows

          "SECTION 6.15. Overhead Expense. Permit the sum of (i) all aggregate allocated and unallocated overhead expenses of LGEC and its Consolidated Subsidiaries in any fiscal year plus (ii) the net Investment (which, for clarification, shall not include any transfer of Product) by any of the Credit Parties in Christal Films Distribution Inc. and Christal Films Productions Inc. to exceed (x) US$33,000,000 for the fiscal year ending March 31, 2001 and (y) thereafter, 110% of the maximum amount permitted for the immediately preceding fiscal year."

     (D) Schedule 1.2 (Acceptable Obligors/Allowable Amounts) to the Credit Agreement is hereby amended by increasing the Allowable Amount of the following Acceptable Obligors in the amount set forth opposite their names as set forth below:


                                                Name of Acceptable
         Debtor Category                             Obligor                           Allowable Amount
         ---------------                        ------------------                     ----------------
         Acceptable                              Eagle Pictures                           $5,000,000
         Foreign Debtors
                                              Egmont Entertainment                         3,000,000

                                              Metropole Television                          500,000

                                              Taurusfilm GMBH & Co.                  (will now be included
                                                                                      in Kirsch limit set
                                                                                         forth below)

                                                     Filmax                                1,000,000

                                         Metropolitan Film Export                          4,000,000

         Acceptable                               Hollywood Video                          6,000,000
         Domestic Account
         Debtors                               TMN-The Movie Network                       2,000,000
                                         Alliance Broadcasting (Showcase)                  2,000,000


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



     (E) Section 1.2 (Acceptable Obligors/Allowable Amounts) to the Credit Agreement is further amended by adding the following Acceptable Obligors and their respective Allowable Amounts as set forth below:



                                       Name of Acceptable
Debtor Category                              Obligor                           Allowable Amount
---------------                        -------------------                     ----------------
Acceptable                                  ProSeiben                            US$1,000,000
Foreign Account
Debtors                            Kirsch (includes Taurusfilm                    10,000,000

                                           and SAT 1)

                                            TFI                                    3,000,000

                                        SBS Denmark                                1,000,000

                                         Radio Canada                              1,000,000

                                         Premier Choix                             1,000,000


     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders (the date on which such condition has been satisfied being herein called the "Effective Date").

     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 5. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.


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

     Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

     Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.


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


     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                   BORROWERS:

                                   LIONS GATE ENTERTAINMENT CORP.
                                   LIONS GATE ENTERTAINMENT INC.

                                   By: /s/ Marni Wieshofer
                                   ----------------------------------
                                   Name:  Marni Wieshofer
                                   Title: Chief Financial Officer

                                   GUARANTORS:

                                   LIONS GATE FILMS CORP.
                                   LIONS GATE FILMS INC.
                                   AVALANCHE HOME ENTERTAINMENT LLC.
                                   LIONS GATE MUSIC CORP.
                                   LIONS GATE FILMS PRODUCTION CORP./PRODUCTIONS
                                     FILMS LIONS GATE S.A.R.F.
                                   LIONS GATE TELEVISION CORP.
                                   569147 B.C. LIMITED
                                   408376 B.C. LIMITED
                                   LIONS GATE STUDIO MANAGEMENT LTD.
                                   LIONS GATE TELEVISION INC.
                                   LGE MERGER SUB INC.
                                   CINEPIX FILMS INC./FILMS CINEPIX INC.
                                   CINEPIX ANIMATION INC./ANIMATION CINEPIX INC. PRISONER OF LOVE PRODUCTIONS CORP.
                                   PSYCHO PRODUCTIONS SERVICES CORP.
                                   AM PSYCHO PRODUCTIONS, INC.
                                   SHUTTERSPEED PRODUCTIONS CORP.
                                   HIGHER GROUND PRODUCTIONS CORP.
                                   M WAYS PRODUCTIONS CORP.
                                   HIGH CONCEPT PRODUCTIONS INC.
                                   LG PICTURES INC.
                                   TRIMARK PICTURES, INC,
                                   TRIMARK HOLDINGS, INC.
                                   CIVIL PRODUCTIONS, INC.
                                   TRIMARK TELEVISION INC.



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


                 TRIMARK MUSIC, INC.
                 FRAILTY PRODUCTIONS, INC.

                 By: /s/ Marni Wieshofer
                 ----------------------------
                 Name:  Marni Wieshofer
                 Title: Chief Financial Officer


                 LENDERS:


                 THE CHASE MANHATTAN BANK,
                 individually and as Administrative Agent

                 By: /s/ Edmond DeForest
                 ----------------------------
                 Name:  Edmond DeForest
                 Title: Vice President


                 NATIONAL BANK OF CANADA
                 individually and as Canadian Agent

                 By: /s/ Michel Comeau
                 ----------------------------
                 Name:  Michel Comeau
                 Title: Directeur De Comptes


                 DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES individually and as Syndication Agent

                 By: /s/ Laura G. Fazio           /s/ Brian E. Haughney
                 ----------------------------     ------------------------------
                 Name:  Laura G. Fazio,           Name:  Brian E. Haughney
                 Title: Director                  Title: Vice President


                 UNION BANK OF CALIFORNIA

                 By:
                 ----------------------------
                 Name:
                 Title:


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                                   BNP-PARIBAS


                                   By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                   WESTDEUTSCHE LANDESBANK


                                   By: /s/ Lucie L. Guernsey
                                   ---------------------------------
                                   Name:  Lucie L. Guernsey
                                   Title: Director

                                   By: /s/ Pascal Kabemba
                                   ---------------------------------
                                   Name:  Pascal Kabemba
                                   Title: Associate Director

                                   THE BANK OF NOVA SCOTIA


                                   By: /s/ Alan Pendergast
                                   ---------------------------------
                                   Name:  Alan Pendergast
                                   Title: Managing Director


                                   FLEET NATIONAL BANK


                                   By: /s/ Jillian A. Nelson
                                   ---------------------------------
                                   Name:  Jillian A. Nelson
                                   Title: Associate


                                   U.S.  BANK


                                   By: /s/ Joan F. Stigliano
                                   ---------------------------------
                                   Name:  Joan F. Stigliano
                                   Title: Vice President


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



                                   VEREINS-UND WESTBANK AG


                                   By:  /S/  Gugel           /S/  Schwab
                                   ----------------------------------------
                                   Name:  Gugel              Schwab
                                   Title: Vice President     Vice President


                                   BANQUE INTERNATIONALE A LUXEMBOURG


                                   By:  /S/
                                   ----------------------------------------
                                   Name:
                                   Title:


                                   THE FUJI BANK LTD.


                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                   ISRAEL DISCOUNT BANK OF NEW YORK


                                   By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                   NATEXIS BANQUE-BFCE


                                   By:  /S/  Peyman Parhami
                                   ----------------------------------------
                                   Name:  Peyman Parhami
                                   Title: Assistant Vice President


                                   By:  /S/  Bennett C. Pozil
                                   ----------------------------------------
                                   Name:  Bennett C. Pozil
                                   Title: Vice President & Group Manager



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



                                   FAR EAST NATIONAL BANK


                                   By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                   IMPERIAL BANK


                                   By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                   THE CHASE MANHATTAN BANK,
                                   TORONTO BRANCH


                                   By: /s/ Christine Chan
                                   ---------------------------------
                                   Name:  Christine Chan
                                   Title: Authorized Representative

                                   By: /s/ Drew McDonald
                                   ---------------------------------
                                   Name:  Drew McDonald
                                   Title: Authorized Representative



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